UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 10, 2005

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28167	52-2126573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Telephone Ave,
Anchorage, Alaska 99503

(Address of principal executive offices)

Registrant’s telephone number, including area code   (907) 297-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

On February 10, 2005, at 9:00 a.m., New York City time, Alaska Communications Systems Holdings, Inc. (“ACSH”), a wholly owned subsidiary of Alaska Communications Systems Group, Inc., (the “Company”), completed its previously announced tender offers for all of the outstanding 9 3/8% Senior Subordinated Notes due 2009 issued by ACSH and for up to $59.35 million aggregate principal amount of ACSH’s outstanding 9 7/8% Senior Notes due 2011.

As a result, the previously announced amendments to the indenture under which ACSH’s senior subordinated notes were issued became operative pursuant to the terms of the supplemental indenture, dated as of January 25, 2005, which was included as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 26, 2005 and incorporated by reference herein.  The supplemental indenture governing ACSH’s senior notes became operative on February 1, 2005, as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 2, 2005.

ITEM 7.01 REGULATION FD DISCLOSURE

On February 10, 2005, the Company announced the completion of ACSH’s previously announced tender offers for its senior subordinated notes and senior notes.  A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 8.01 OTHER EVENTS

The Company announced on February 10, 2005 the closing of the previously announced tender offers by its subsidiary, ACSH, for any and all of the $147,500,000 aggregate principal amount of outstanding 9 3/8% Senior Subordinated Notes due 2009 (CUSIP Nos. 011679AC1 and 0011679AA5) issued by ACSH and up to $59,350,000 aggregate principal amount of outstanding 9 7/8% Senior Notes due 2011 (CUSIP Nos. 011679AF4 and 011679AD9) issued by ACSH.  The tender offers expired on February 10, 2005 at 9:00 a.m., New York City time.

As of 9:00 a.m., New York City time, on February 10, 2005, ACSH had received tenders for $140,070,000 aggregate principal amount of the senior subordinated notes, representing approximately 95.0% of the outstanding senior subordinated notes, and $171,035,000 aggregate principal amount of the senior notes, representing approximately 96.3% of the outstanding senior notes, in each case, giving effect to the cancellation on February 1, 2005 of $4.35 million of the senior notes and $2.5 million of the senior subordinated notes that were previously repurchased on the open market by ACSH.

In accordance with the terms of the senior notes tender offer, the tender offer for the senior notes is subject to proration at a factor of 34.70% because tenders for more than

$59,350,000 aggregate principal amount of senior notes were received.  Therefore, ACSH will purchase the principal amount of each holder’s tendered notes multiplied by the proration factor of 34.70% and rounded down to the nearest $1,000.

Holders of senior subordinated notes who validly tendered and did not withdraw their senior subordinated notes by 5:00 p.m., New York City time, on January 25, 2005, will receive total consideration for their senior subordinated notes of $1,046.88 per $1,000 principal amount of notes tendered by such time, which includes a consent payment of $30.00 per $1,000 principal amount of notes.  Holders of senior subordinated notes who validly tendered and did not withdraw their senior subordinated notes after 5:00 p.m., New York City time, on January 25, 2005 and before 9:00 a.m., New York City time, on February 10, 2005, will receive total consideration of $1,016.88 per $1,000 principal amount of notes.  This amount does not include the consent payment of $30.00 per $1,000 principal amount of notes.

Subject to proration, holders of senior notes who validly tendered and did not withdraw their senior notes by 5:00 p.m., New York City time, on January 25, 2005, will receive total consideration for their senior notes of $1,098.75 per $1,000 principal amount of notes tendered by such time. The total consideration consists of (1) $1,088.75 per $1,000 principal amount of the senior notes and (2) a consent payment of $10.00 per $1,000 principal amount of the senior notes.  All senior notes validly tendered and not withdrawn prior to 5:00 p.m., New York City time, on January 25, 2005, that are not purchased due to proration will receive a consent payment of $10.00 per $1,000 principal amount. Subject to proration, holders who tendered (and did not withdraw) their senior notes after 5:00 p.m., New York City time, on January 25, 2005, but prior to the 9:00 a.m. on February 10, 2005, will receive total consideration of $1,088.75 per $1,000 principal amount of notes.  This amount does not include the consent payment of $10.00 per $1,000 principal amount of the senior notes.

As a result of the closing of the senior subordinated notes tender offer, the previously announced amendments to the indenture under which ACSH’s senior subordinated notes were issued became operative pursuant to the terms of the supplemental indenture, dated as of January 25, 2005, as described in Item 3.03 above.  The supplemental indenture governing ACSH’s senior notes became operative on February 1, 2005.

On February 1, 2005, ACSH issued a notice to redeem on March 3, 2005 all of its outstanding senior subordinated notes that were not tendered in the tender offer, in accordance with the indenture under which the senior subordinated notes were issued.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit No.	Description

10.1	Supplemental Indenture, dated January 25, 2005, among

2

the Company, Alaska Communications Systems Holdings, Inc., the guarantors party thereto and The Bank of New York, as trustee (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on January 26, 2005).

99.1	Alaska Communications Systems Group, Inc. Press Release dated February 10, 2005 (furnished pursuant to Item 7.01).

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

Date: February 10, 2005	By:	/s/ Leonard A. Steinberg
Name: Leonard A. Steinberg
Title: Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1

Supplemental Indenture, dated January 25, 2005, among the Company, Alaska Communications Systems Holdings, Inc., the guarantors party thereto and The Bank of New York, as trustee (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on January 26, 2005).

99.1	Alaska Communications Systems Group, Inc. Press Release dated February 10, 2005 (furnished pursuant to Item 7.01).